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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

March 22, 2004
Date of Report (Date of earliest event reported)

NORTH AMERICAN SCIENTIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-26670 (Commission File Number)	51-0366422 (I.R.S. Employer Identification No.)
20200 Sunburst Street, Chatsworth, California 91311 (Address of principal executive offices) (Zip Code)

(818) 734-8600
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    Other Events.

        On March 22, 2004, North American Scientific, Inc. and NOMOS Corporation announced the signing of an Agency Agreement, dated March 17, 2004, a copy of which is attached as Exhibit 10 to this report.

        North American Scientific also issued a press release announcing the transaction, a copy of which is attached as Exhibit 99.1 to this report.

ITEM 7.    Financial Statements and Exhibits.

(c)
Exhibits:

10
Agency Agreement between North American Scientific, Inc. and NOMOS Corporation, dated as of March 17, 2004.

99.1
Press Release of North American Scientific, Inc. dated March 22, 2004.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH AMERICAN SCIENTIFIC, INC.
Date: March 22, 2004	By:	Name: L. Michael Cutrer Title: President and Chief Executive Officer (Principal Executive Officer)

INDEX TO EXHIBITS

Exhibit No.	Description
10	Agency Agreement between North American Scientific, Inc. and NOMOS Corporation, dated as of March 17, 2004.
99.2	Press Release of North American Scientific, Inc. dated March 22, 2004.

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  ITEM 5. Other Events.
  ITEM 7. Financial Statements and Exhibits.
SIGNATURES
  INDEX TO EXHIBITS